EXHIBIT 32.1

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Security Biometrics, Inc., (the "Company") on Form 10-QSB for the six month period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The  Report  fully complies with the requirements of Section 13 (a) or 15
(d)  of  the  Securities  Exchange  Act  of  1934;  and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  February  10,  2004      By:  /s/  Michel  Berty
                                -----------------------
                                Name:  Michel  Berty,  Chief  Executive  Officer


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